Exhibit 10.1

SALE OF GOVERNMENT PROPERTY AMENDMENT OF INVITATION FOR BIOS/MODIFICATION OF CONTRACT 1. AMENDMENT TO INVITATION FOR BIDS NO.: SUPPLEMENTAL AGREEMENT NO.: 2 2. EFFECTIVE DATE 11/13/2015 PAGE 1 OF PAGES 3. ISSUED BY DLA Disposition Services National Sales Office 74 North Washington Street Battle Creak, MJ 49017-3092 DATED 4. NAME AND ADDRESS WHERE BIDS ARE RECEIVED 5. AMENDMENT OF INVITATION FOR BIDS NO. (See Item 6) MODIFICATION OF CONTRACT NO. (See Item 8) DATED 6. THIS BLOCK APPLIES ONLY TO AMENDMENTS OF INVITATIONS FOR BIDS The above numbered invitation for bids Is amended as set forth In Item 9. Bidders must acknowledge receipt of this amendment unless Indicated otherwise In Item 11 prior to the hour and date specified In the Invitation for bids, or as amended, by one of the following methods: (a) By signing and returning _ copies of this amendment; (b) By acknowledging receipt of this amendment on each copy of the bid submitted; or (c) By separate letter or telegram which includes a reference to that Invitation for bids and amendment number. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE ISSUING OFFICE PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR BID. If by virtue of this amendment you desire to change a bid already submitted, such change may be made by telegram or letter, provided such telegram or letter makes reference to the invitation for bids and this amendment. and Is received prior to the opening hour and data specified. 7 ACCOUNTING AND APPROPRIATION DATA (if required) 8. THIS APPLIES ONLY TO MODIFICATION OF CONTRACTS This supplement Agreement is entered into pursuant to authority of Mutual Agreement for Contract 15-0001-0001 9. DESCRIPTION OF AMENDMENT/MODIFICATION (Except as provided below all terms and conditions of the document referenced in Item 5 remain in full force and effect) Whereas Contract 15-0001-0001 was entered Into on February 13,2015 by and between the United States of America, hereinafter referred to as the GOVERNMENT, and Liquidity Services, Incorporated, hereinafter referred to as the CONTRACTOR, and whereas the contract Involved property as described in Invitation For Bid (IFB) 08-0002115-0001: THE HOUR AND DATE FOR RECEIPT OF BIDS (LOCAL TIME) DATE IS NOT EXTENDED, IS EXTENDED UNTIL O'CLOCK M 10. BIDDER/PURCHASE NAME AND ADDRESS (Include ZIP Code) Liquidity Services, Incorporated 1920 L Street, NW, 6th Floor Washington, DC 20036 11. BIDDER IS NOT REQUIRED TO SIGN THIS DOCUMENT PURCHASER IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN ORIGINAL AND 0 COPIES TO THE ISSUING OFFICE 12. SIGNATURE FOR BIDDER/PURCHASER BY (Signature of person authorized to sign) 13. NAME AND TITLE OF SIGNER (Type or print) THOMAS BURTON Executive Vice President 14. DATE SIGNED 11/13/2015 16. NAME OF CONTRACTING OFFICER (Type or print) REBECCA BELLINGER 17. DATE SIGNED 11/13/2015 AUTHORIZED FOR LOCAL REPRODUCTION Previous edition is usable STANDARD FORM 114D (REV. 1-94) Prescribed by GSA FPMR (41 CFR) 101-45.3,

CONTRACT NUMBER 15-0001-0001 Supplemental Agreement 2 Page 2 WHEREAS, certain DLA Disposition Services assets that have been determined no longer needed by the Government may result in a sales transaction that is conducted by the DLA Disposition Services Sales Office. WHEREAS, Contract 15-0001-0001, ARTICLE 4, Section 4 - Wind-Down Commencement Date states, Beginning with the date that is the earlier of either the end of the performance period of the effective date of termination by reason of Disposition Services or Contractor exercising the early cancellation option or by reason of a material breach, the contract shall wind-down for a period of / 20 days. WHEREAS, Contract 15-0001-0001, ARTICLE 4, Section 5 - Cessation of Property Referrals states, There shall be no further referrals of property by Disposition Services to the Contractor from the wind-down commencement dale forward. Submission of monthly, quarterly and annual reports shall continue as before the wind-down commencement date until the wind-down is completed. NOW THEREFORE, it is mutually agreed between the Government and the Contractor hereto that the following changes are in effect; Contract 15-0001-0001, ARTICLE 4, Section 4 - Wind-Down Commencement Date is changed to read: Beginning with the date that is the earlier of either the end of the performance period of the effective date of termination by reason of Disposition Services or Contractor exercising the early cancellation option or by reason of a material breach, the contract shall wind-down for a period of 14 months from contract end. Contract 15-0001-0001, ARTICLE 4, Section 5 - Cessation of Property Referrals is changed to read: There shall be no further referrals of property by Disposition Services to the Contractor from the wind-down commencement date forward with the exception of property awaiting transportation located at RCP Depots. Submission of monthly, quarterly and annual reports shall continue as before the wind-down commencement date until the wind-down is completed. //////////////////////////////////////////////NOTHING FOLLOWS//////////////////////////////////////////////